ACI INVESTOR DAY 2010 BOSTON, MASSACHUSETTS MARCH 4, 2010

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward- looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Investor Day 2010 **AGENDA**

PHIL HEASLEY	Welcome
LOUIS BLATT	Agile Payments Solution™
GARETH PRIEST	Initiate
LYNN HOLLAND	Manage Retail
BARRY RHODES	Manage Wholesale
DAVID NUSSENBAUM	Secure
KEN SCUDDER	Operate
RALPH DANGELMAIER	Markets
SCOTT BEHRENS	Financials

3

WELCOME PHIL HEASLEY CHIEF EXECUTIVE OFFICER

ACI AGILE PAYMENTS SOLUTION(tm) LOUIS BLATT, PHD CHIEF PRODUCT OFFICER

6 Be the leading provider of a unified solution that initiates, manages, secures, and operatespayments to maximize the total economic impact for our customers.

ACI 2014 ONE ACI Payments Industry Leader Unified Payments Loyal Customers Market Leader Profitable Growth Through Innovation, Quality and Acquisition Keeping the momentum: From control to growth STRATEGIC PLAN: 2010 - 2014 ACI 2010 35 Year Payments Veteran Organic Growth and Acquisitions Provider of 27 Point Products No Consistent Strategy Profitable, But Flat KEY INITIATIVES TO DRIVE GROWTH Aligned executive team Best Practices Growth Income driven Customer loyalty Employee engagement GUIDED BY THE ACI CORE VALUES CONTROL > PROFITABILITY > GROWTH 7

8

9 We Must Free Up Resources Sources: US Department of Commerce; Forrester Research

Total Banking IT Spend is $90B per year globally 10 Source: Financial Insights -- Worldwide Banking IT Spending Guide 2009

Payments Market External Software and Services Spend is $21B per year globally 11 Source: Financial Insights - Worldwide Payments Market Sizing 2009

ACI's Addressable Market Spend is $5B per year 12 Source: Financial Insights - Worldwide Payments Market Sizing 2009

Global Addressable Market Overview INITIATE MANAGE WHOLESALE MANAGE RETAIL OPERATE SECURE $25B in 2014 $5B 4,373 7,841 5,746 8,086 6,137 8,456 6,588 9,091 7,089 9,198 7,305 9,652 7,643 4,622 4,745 5,013 5,246 5,472 1,010 1,169 1,227 1,293 1,354 1,418 2008 2009 2010 2011 2012 2013 2014 $10B $15B $20B $25B $30B 19,510 19,675 20,552 21,584 23,081 23,702 +2% +5% +4% +3% +3% 7YR CAGR 3.5% 540 4,376 7,837 1,043 524 5,895 538 568 595 599 627 24,811 13 Source: Financial Insights - Worldwide Payments Market Sizing 2009

ACI's Serviceable Software Market Opportunity 5YR CAGR = 2.3% Other Homegrown, etc. SOFTWARE PROVIDERS Clear2Pay Norkom Bottomline Dovetail Fortent Actimize IBM ACI Fair Issac Intuit S1 SAS Fundtech Bottomline Market Share ($B as of 2008) SERVICEABLE MARKET IN 2014 = $5.6B 2,632 2,700 1,747 1,849 2,815 1,870 288 284 260 1,659 289 106 273 113 290 117 292 115 2,902 1,948 283 302 120 2010 2011 2012 2013 2014 4,946 5,121 5,121 2,854 289 5,376 5,556 Source: Financial Insights, June 2009; Company reports and ACI analysis 14 Source: Financial Insights - Worldwide Payments Market Sizing 2009

15 Market Views of ACI Strategy July 2009: Susan Feinberg, TowerGroup " You will not find a single bank that disagrees with the agile payments concept, but all of them are challenged on how to get there." December 2008: AITE: Demystifying Payments Hubs " ... Strongly believes that legacy payments systems vendors like ACI will be the market winners in North America in providing payments hub services because of their deep knowledge of payments systems requirements and their number of existing bank deployments." December 2008: FINANCIAL INSIGHTS: Enterprise Payments Reality Check " [ACI] have begun to address such modules with the idea that they can be implemented on a "best design" modular basis as required for the individual institution." July 2009: Gwen Bezard, AITE "This is an exceptionally ambitious plan in scope for ACI and the industry; we would be redefining the space." July 2009: Rob Misasi, Mercator "This is the first comprehensive view of ACI's business and strategy I have seen since 1997."

16 The Drive to Achieve Payment Efficiencies "Enterprise payments requires taking a holistic view of a bank's payment activities, providing consistent oversight of all payment operations, and removing processing and technology inefficiencies. It is essential to remove the redundancy of processes and applications, many of which are embedded in the monolithic structure of traditional back-office systems." Source: TowerGroup: One Hub or Two? Implementation Approaches for Enterprise Payment Hubs, April 2008

17 ACI's Opportunity: Introduce an ERP for Payments Initiate, manage, secure and operate payments COO Agile Payments Solution CATEGORY COMPONENTS CHAMPION Word Processing, Spreadsheet, Presentation, etc. Manufacturing, Financials, Human Resources Sales Force Automation, Automated Marketing, Customer Service Knowledge Workers CFO EVP, Sales INTEGRATED SOLUTION Office ERP CRM

18 Delivering 11 Industry-Leading Products and Solutions

Network Infrastructure Complexity 19

Network Infrastructure Complexity ACI Worldwide, Inc. Proprietary & Confidential Duplication in Services 20

Redundancies between Stakeholders 21

Processes Occur in Silos 22

23 PHASE 1: Removing the Silos Today

24 PHASE 2: Collectively Comprises 15 Services

25 PHASE 2: Collectively Comprises 15 Services

PHASE 2: Collectively Comprises 15 Services 26

27 A Single Holistic Solution

28 Unified Information Payment Model Payment Intelligence SELECTED

29 Brief illustration of APS VIDEO

Journey to Becoming an Agile Payments Enterprise 30

31 Mapping Customer Goals to ACI Capabilities

32 Developing an Agile Payments Solution Roadmap

Market Segmentation Analysis Macro statistics were gathered from CIA World Factbook, except for Spending data, which was drawn from Financial Insights. All bank data has been gathered from BankScope.com. GLOBAL BANK MARKET $1.4B opportunity in cross-selling full APS to ACI's 97 largest customers among the top 556 global banks Potential $2.6B Annual Sales Opportunity $1.2B opportunity in selling the full APS to a select group of 46 prospects who rank among the top 80 global banks $1.0B opportunity in winning remaining 413 of top 556 global banks for full APS Potential $2.0B Annual Sales Opportunity $1.2B opportunity in winning remaining 17K+ global banks for full APS Opportunity with our largest CUSTOMERS & PROSPECTS Opportunity with the NET NEW MARKET 33

Potential $2.6B Annual Sales Opportunity $1.4B opportunity in cross-selling full APS to ACI's 97 largest customers among thetop 556 global banks $1.2B opportunity in selling the full APS to a select group of 46 prospects who rank among the top 80 global banks Current 97 bank customers among global 556 Opportunity with our largest customers & prospects $123M Revenue 34 Sources: Spending data, Financial Insights, 2009; Bank data, BankScope.com, 2009; ACI.

Opportunity with the net new market Potential $2.0B Annual Sales Opportunity Current 408 bank customers outside global 556 $1.0B opportunity in winning remaining 413 of top 556 global banks for full APS $1.0B opportunity in winning remaining 17K+ global banks for full APS $204M Revenue 35 Sources: Spending data, Financial Insights, 2009; Bank data, BankScope.com, 2009; ACI.

The Economic Impact of ACI Agile Payments Solution LOWER COST LESS HARDWARE, SOFTWARE & LABOR LOWER RISK Easier to roll out payment process efficiencies across merged enterprise Acquisition, deployment, operations (efficiency/FTE) More data & real time analysis IMPROVE TIME TO MARKET LEVERAGE PAYMENTS VOLUME More revenue Modern integrated flexible payment services gets you to market faster Greater capacity and liquidity More transactions per second 36

In Summary... ACI Agile Payments Solution will be incrementally launched as a series of capability solutions The roadmap to our vision has two distinct phases Our execution on this strategy has already begun Our opportunity is clear, compelling, and achievable 37

ONLINE BANKING SOLUTIONS OVERVIEW GARETH PRIEST VP & GENERAL MANAGER

Outline & Agenda Market Overview Market definition Global market overview Market sizing and growth by segment and ACI market share Global market drivers Product Overview ACI products offered by segment, with brief functional summary Competitive landscape Customer profile Product value propositions by segment Strategy Summary Regional product availability and focus Global market opportunities Upcoming product launches Roadmap to ACI Agile Payments Solution 39

40 MARKET OVERVIEW

Sources: Tower : April 2009 Defining the ACI Online Banking Market STRATEGIES MARKETS Leading presence in US online business banking market PRODUCTS Market leading US online banking product TECHNOLOGY Unique on demand offering Some customers lead expansion into retail banking Separate product for Asia-Pacific market Strong focus, usability & flexibility Small footprint in AP market Online Business Banking CORE Market ADJACENT Market / PARTIAL Solution ADJACENT Market / NO Solution Online Retail Banking Enrollments & Account Opening Remote Deposit Security (MFA) Personal Financial Mgmt Account Aggregation Bill Pay Electronic Invoicing Mobile 41

Global Market Overview 42 The online banking market is established in the U.S. & EMEA and opportunities exist as banks consolidate & look for next generation online solutions In AP opportunities exist in the growth of online & mobile banking in new regions such as China, India & SE Asia Customer experience will drive differentiation and growth Tight integration with payment engines to enhance & improve the user experience Mobile banking is starting to gain traction Integration to fraud management systems is becoming critical Global Market Drivers Source: Financial Insights - Worldwide Payments Market Sizing 2009 Global Initiate Market Key Messages Growth in adoption of online banking and emergence of Web 2.0 based next generation offerings predicted by analysts ACI looking to replicate our US market success for growth markets in AP and EMEA Mobile is a nascent but potentially exciting market Integrated, flexible solutions will be the market winners Initiate Market Growth Market Spend By Segment Retail &Business Total Market = $4.6B 5 Year CAGR = 3.4% Market Size ($M's) $4,622 $4,745 $5,013 $5,246 $5,472 2010 2011 2012 2013 2014

Global Market Sizing & ACI Market Share Included in the Financial Insights Initiate market spend analysis Global spend for online and mobile channels for corporate banking only Business banking is approx 33% of overall online banking market NA & EMEA two largest markets, AP fastest growing Near term overall growth rates are modest but it remains a large market opportunity with committed focus from banks in the 2010-2014 timeframe. 43 Source: Financial Insights - Worldwide Payments Market Sizing 2009 & ACI Analysis Market Size ($M's) Initiate Global Addressable Market by Geo $1,112 $1,115 $1,125 $1,130 $1,138 ACI has strong market share in the US online business banking market Exciting opportunity to continuing to build our US market penetration & transfer our successful model to green field markets for ACI in EMEA and the growth region of AP Source: Celent Cash Management Vendors Apr 09

Global adoption of Internet drives online banking 44 Growth of the Internet Global Internet usage 2000 360MM users Global Internet usage 2009 1700MM users Growth 380% Population penetration 2009 25.6% Asia 783MM users EMEA 418 MM users NA 252 MM users Technology Trends Growing use & acceptance of SaaS Web 2.0 and Rich Internet Applications Service Oriented Architecture (SOA) Increasing sophistication & adoption of mobile devices "Celent sees a triumvirate of global priorities: Managing risk, Global transaction banking, Next-generation online banking solutions" - Celent - Processes, People & Technology in Global Transaction Banking Jan 2010 "The emergence of Web 2.0 technologies in particular will require an iterative development of new-generation online banking offerings. This will require a mindset change among teams responsible for strategy, development, and production" - Financial Insights - Worldwide Financial Services 2010 Top 10 Predictions: Where to Next ? "Utilizing next-generation delivery models is another course of action for 2010.......an increasing number of banks in 2010 will seek managed service or SaaS solutions to particular problems or challenges" - Tower - 2010 Top 10 Business Drivers, Strategic Responses, and IT Initiatives in Global Payments What the analysts say...... Source: Internet World Statistics - Sept 09 44

45 PRODUCT OVERVIEW

ACI Corporate & Retail Online Banking Enterprise Banker: A powerful & flexible online banking system providing payments, reporting & cash management functionality that can scale from consumer needs to providing sophisticated cash management capabilities to the largest corporate customers of any bank. Global Banker: A multi-lingual, multi-currency online banking system that provides corporate cash management, trade initiation, foreign exchange and balance reporting capabilities ACI Mobile Banking ACI Mobile Business Banker: A new module for addition to our online banking offerings that extends the channel for core business banking functions such as payments approval, inquiry and reporting out to mobile devices ACI Enrollments & Onboarding EB Enterprise Enrollments: Module for enabling end customers & branch staff to enroll onto Enterprise Banker Offerings By Segment Offerings By Segment 46

Competitive Landscape (Selected Players) 47 47 Key Messages ACI is recognized as a leading provider in the market At the lower end of the market online banking capabilities are offered by core processors and core bank system providers but they typically do not offer best of breed functionality New competitors will likely crop up in areas such as mobile banking Outside of the global vendors there are smaller niche players in EMEA and AP

Online & Mobile Banking are Key Channels for 21st Century Banking, joining Branches, ATMs, and Call Centers 48 Sources: Financial Insight, ACI " .....the market is too competitive to allow banks to rest on their innovation laurels, and customer demands are forcing banks to shift gears and refocus their priorities.......The web-based applications that they launched a few years back simply aren't cutting it" Wholesale Banking Technology Trends 2010 January, 2010 Online Banking $1.2B+ Customer Profile Buyers: Commercial, Cash Management or Treasury Services - Head of Product Users: Financial institution's business customers Financial institution's back office representatives Customer Problems: Multiple online banking systems supporting various market segments Regulatory compliance Increase online penetration to retain & attract new customers, bring new products to market Increase fee revenue from online services Increasing sophistication of end clients in their expectation of Web 2.0 & mobile applications Defend and compete with larger banks

Enterprise Banker Value Proposition One Product for All Online Markets Commercial Middle Market Small Business Micro Business Single platform for targeting all the Banks business customers leads to significant cost take out Enables a Bank to price, package and market using our granular entitlements & segmented branding Depth & breadth of functionality coupled with intuitive user interface arms Banks with capabilities to win business & drive income 49

50 STRATEGY SUMMARY

Global Market Focus - Online Banking Strong product & strong market presence Available product & modest market presence No available product & no market presence 51

Market Opportunities 52 52

Product Launches 53 Online Banking Continued investment & releases in supporting Banks system consolidation strategies Integrating fraud management Increasing sophistication of cash management functionality for large corporate market Convergence of 2 ACI products to one global online banking platform Enrollments Continued enhancement of Enterprise Enrollments module for Enterprise Banker APS roadmap to develop Onboard APS solution for appropriate strategic ACI products Mobile Business Banking Launch of ACI Mobile Business Banking Key integration to Enterprise Banker Rollout plans for NA, EMEA and AP

Evolution of Initiate Enterprise Banker is the foundation for Initiate New releases of Enterprise Banker will provide APS integration with other applications Capability solutions will be created with business services provided by Enterprise Banker Onboard APS Service for all ACI products The convergence of Enterprise Banker & Global Banker will leverage APS SOA strategy & framework Road Map to Agile Payments ONLINE BANKING CAPABILITY SOLUTION ONBOARD APS SERVICE PRM INTEGRATION EB FOUNDATION MTS INTEGRATION PHASE 1 PHASE 1 PHASE 1 PHASE 2 PHASE 2 CONVERGED PLATFORM PHASE 2 54

Road Map Specific to Agile Payments - Phase II 55

Sources: Tower : April 2009 Summary Online Business Banking STRATEGIES MARKETS Continue US market penetration success & existing account expansion CORE Market ADJACENT Market / PARTIAL Solution ADJACENT Market / NO Solution Online Retail Banking Enrollments & Account Opening Remote Deposit Security (MFA) Personal Financial Mgmt PRODUCTS Continue as segment leader in online banking TECHNOLOGY Leverage SOA & APS architecture to enable convergence Take ACI online banking global Converge to global Enterprise Banker product Drive usability via Web 2.0 & RIA technology Expand into select adjacent markets: mobile & enrollment Account Aggregation Bill Pay Electronic Invoicing Mobile Launch Mobile Banker and Enterprise Enrollments Adopt SaaS technologies & best practices 56

RETAIL PAYMENTS SOLUTIONS OVERVIEW LYNN HOLLAND VP & PRODUCT LINE MANAGER

Outline & Agenda Market Overview Market definition Global market overview Market sizing and growth by segment and ACI market share Product Overview ACI products offered by segment, with brief functional summary Regional product availability and focus Competitive landscape Strategy Summary Global market opportunities Roadmap to ACI Agile Payments Solution 58

59 MARKET OVERVIEW

Defining the ACI Retail Payments Market Bill Pay Payment Engines STRATEGIES MARKETS CORE Market / Total Solution ADJACENT Market / PARTIAL Solution ADJACENT Market / NO Participation Merchant Mgmt. Collections PRODUCTS TECHNOLOGY P2P Settlement Card/Account Mgmt. Token Mgmt. Loyalty Disputes Check Authorization & Switching BASE24-eps Resilient and scalable architecture Channel Management Retail Commerce Server Multi-Platform Relational Technology Financial Clearing & Settlement Payments Manager Jan 2009 ACI Acquired Euronet Essentis Deal Creates a Unique, Integrated Front and Back Office Solution for the Payments Industry ACI Worldwide Announces Alliance With Bell ID to Provide Smart Card Solutions Market Leaders Consolidate Their Activities to Further Develop Best of Breed Solutions 60

Defining the ACI Retail Payments Market

MANAGE



Jan 2010
Disputes
Bill Pay
Check
P2P
Collections
Loyalty
Token Mgmt.
Settlement
Merchant Acquiring
Card/Account Management
Payment Engines
CORE Market / Total Solution
ADJACENT Market / PARTIAL Solution
ADJACENT Market / NO Participation

STRATEGIES

MARKETS	PRODUCTS	TECHNOLOGY
Authorization & Switching	BASE24-eps	Resilient and scalable architecture
Channel Management	Retail Commerce Server	SOA Enabled
Card/Account Management	ACI Issuer	Multi-Platform
Merchant Management	ACI Acquirer	Relational Technology
Financial Clearing & Settlement	Payments Manager	Defined Integration
	ACI Interchange	

61

ACI

Global Market Overview 62 Regulation is driving change and obsolescence Banks are looking for new sources of revenue to replace losses in credit card profits. This places further pressure on the payments infrastructure to deliver new products to market Globalization (SEPA, Internet, cross-border transacting, m&a activities, mega-banks) Cost to scale retail payments operations for global banks is too high, impacting new product deployment Growth is strongest (%) in Asia/Pacific and Rest of World, driven mostly by Brazil, India and China Global Market Drivers The banking credit crisis has caused a drop in year over year spend in 2009. While the global economy seems to be in a recovery mode the potential for another decline "double dip" is still a possibility and growth rate predictions for retail payments are for moderate to low year over year growth. Recovery rates and risks will be regional Large national and regional processors are making significant investments to become global providers Interchange (fees) are under fire from merchants, governments and consumers Recent Market Developments $7,841 $7,837 $8,086 $8,456 $9,091 Manage Retail Addressable Market by GEO* Key Messages Scale of global and national institutions continue to grow driven by consolidation and organic growth The infrastructure driving the retail business is under significant pressure The market opportunity in Manage Retail for software and IT services is very large over $8 billion in annual spend Market Size ($M's) 2008 2009 2010 2011 2012 Source: Financial Insights - Worldwide Payments Market Sizing 2009

Market Growth by Segment & ACI Share Included in the Financial Insights Retail Market Spend Analysis Global spend for credit, debit and pre-paid card solutions Software spend IT Services spend Modest growth rates but a large market opportunity, $8 - $9 billion annually Software spend of over $3.5 billion in 2010 ACI is a leading payment software supplier to this market Proven ability to scale to meet the needs of our targeted market segment 63 $7,841 $7,837 $8,086 $8,456 $9,091 Source: Financial Insights - Worldwide Payments Market Sizing 2009

64 PRODUCT OVERVIEW

Offerings By Segment 65 65 ACI Payments Engines BASE24-eps: Flagship open architecture multi-channel payment engine providing authorization, routing and channel management for banks and processors Retail Commerce Server: Complete suite of products for merchants providing payments processing, check mgmt, merchandise returns, loyalty program and pre-paid card management. ACI Back Office Services ACI Issuer: Global card management solution for banks and processors providing end-to-end card management for debit, credit, commercial and pre-paid card portfolios ACI Token Management: Complementary issuing solution for management of chip enabled devices such as EMV cards and mobile payment devices ACI Acquirer: Global acquiring system providing end-to-end merchant management and accounting for banks and processors ACI Interchange: Global solution providing transaction clearing and basic settlement services supporting issuing and acquiring for banks and processors Payments Manager: Enterprise settlement solution for banks and processors

Global Market Focus - BASE24-eps Customer Live, in Project, or Country/Region features available Functionality enabled, Country/Region Specific features need developed Will Not Sell in this Market in 2010 66

Global Market Focus - Retail Commerce Server Customer Live, in Project, or Country/Region features available Functionality enabled, Country/Region Specific features need developed Will Not Sell in this Market in 2010 67

Global Market Focus - Back Office Services Customer Live, in Project, or Country/Region features available Functionality enabled, Country/Region Specific features need developed Will Not Sell in this Market in 2010 68

Competitive Landscape (Selected Players) 69 69 Key Messages Competitive landscape is diverse Software market is highly fragmented The processor segment represent a direct market opportunity and an alternative channel to reach smaller institutions Large number of small regional providers Globally ACI is a leading software solutions provider

70 STRATEGY SUMMARY

Expand The Offering Modernization Consolidation Opportunity* $3.6B Spend 2010 3.77% CAGR Market Opportunities 71 71 + + = *Source: Financial Insights - Worldwide Payments Market Sizing 2009 Retail Manage (excludes acquiring and channel spend for ATM/POS)

Road Map Specific to Agile Payments Solution 72

Road Map to Agile Payments Solution

MANAGE

Evolution of Retail Manage

- BASE24-eps is the core of the Manage → Transact service for retail payments
- ACI Issuer and ACI Acquirer form the core of Manage → Account for retail payments
- Payments Manager and ACI Interchange will converge to become the APS Manage → Complete service for retail payments
- SOA Enablement of existing business processes
- Adoption and integration of reference architecture
- Deconstruction of current high value capabilities as services
- Development of net new services under the APS reference architecture
- Integration of 3rd Party best of breed products under APS infrastructure



PHASE 1
ACI INTERCHANGE
PHASE 1
PAYMENTS MANAGER
PHASE 2
ACI ISSUER
PHASE 2
ACI ACQUIRER
PHASE 2
BASE24-eps
PHASE 2
NEW APS SERVICES
PHASE 2
INTEGRATED 3RD PARTY
APS Manage →Transact
APS Manage → CompleteReconcile
APS Manage →CompleteException &Repair
APS Manage →CompleteSettle

73

ACI

Summary

MANAGE



Jan 2010
Disputes
Bill Pay
Check
P2P
Collections
Loyalty
Token Mgmt.
Settlement
Merchant Acquiring
Card/Account Management
Payment Engines
CORE Market / Total Solution
ADJACENT Market / PARTIAL Solution
ADJACENT Market / NO Participation

STRATEGIES

MARKETS	PRODUCTS	TECHNOLOGY
Authorization & Switching	BASE24-eps	Resilient and scalable architecture
Channel Management	Retail Commerce Server	SOA Enabled
Card/Account Management	ACI Issuer	Multi-Platform
Merchant Management	ACI Acquirer	Relational Technology
Financial Clearing & Settlement	Payments Manager	Defined Integration
	ACI Interchange	

74

ACI

WHOLESALE PAYMENTS SOLUTIONS OVERVIEW BARRY RHODES VP & PRODUCT LINE MANAGER

Outline & Agenda Market Overview Market definition Global market overview Market sizing and growth by segment and ACI market share Product Overview ACI products offered by segment, with brief functional summary Competitive landscape Product value propositions by segment Regional product availability and focus Strategy Summary Global market opportunities Roadmap to ACI Agile Payments Solution 76

77 MARKET OVERVIEW

Defining the ACI Wholesale Payments Market

MANAGE


Commercial Procurement Cards
Customer Relation Mgmt.
Core Deposits
Core Lending
Lock Box
Risk
AP/AR Outsource
EIPP
Trade Finance
-2% (Amer)
9% (AP) CAGR
Transaction Banking
4% CAGR
CORE Market / Total Solution
ADJACENT Market / PARTIAL Solution
ADJACENT Market / NO Solution

STRATEGIES

MARKETS	PRODUCTS	TECHNOLOGY
Domestic payments for high value (RTGS) and low value (Bulk/ACH)	Industry leading high value payment solution – ACI Money Transfer System	Resilient and scalable architecture
Cross border payments (international ACH, SWIFT)	Trade finance – ACI Global Trade Manager and Open Account Manager	Support of Unix platforms with relational database
Payment message gateway		

COMPETITIVE OVERVIEW (SELECTED PLAYERS)

Transaction Banking	Trade Finance	EIPP
Fundtech Clear2Pay Dovetail BankServ Logica IBM	Misys Surecomp CSI PrimeReven ue	Ariba Bottomline Tech FundTech Oracle

Data Source: BCG Global Payments database, 2008
Gartner Electronic Invoice Presentment and Payment Vendor Landscape March, 2009
TowerGroup Trends in Regional and Global Trade August, 2008

78

ACI

Global Market Overview

MANAGE

Wholesale Payments Addressable Market by Geo



Market Size ($M's)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$5,746
$5,895
$6,137
$6,588
$7,089
$7,305
$7,643
2008
2009
2010
2011
2012
2013
2014
North America
Europe
A/P
Rest of World

Source: Financial Insights – Worldwide Payments Market Sizing 2009 & ACI Analysis

Global Market Drivers

- Increased expectations for client experience and customer service
- Unified payment information flows
- Consolidation of existing platforms
- STP improvement for ACH and WIRE
- Centralized fraud and risk
- Bulk networks moving to real time settlement

Key Messages

- Lower revenue for banks per payment transaction
- Price and margin constraints due to regulation
- Enterprise risk management growing in payment operations
- Reuse of components
- Flexible workflow required for new regulations

Recent Market Developments

- Bulking clearing networks moving to shorter settlement windows (UK, Sweden)
- Fundtech acquired InterSoftware Ltd, UK for BACS in April 2009
- Clear2Pay acquired Dutch payment consulting house Ereon in June 2009
- Clear2Pay opened office in Beijing with acquisition of BI company ETH Tech Limited in June 2009
- Clear2Pay raised €50m from Aquiline in December 2009
- IBM announced Banking Framework launch at SIBOS 2009

79

ACI

Global Market Sizing & ACI Market Share

MANAGE

- Included in the Financial Insights Wholesale Market Spend Analysis
  - Global spend for high and low value payment solutions
  - Software spend
  - IT Services spend
- Modest but steady growth rates but a huge market opportunity
- Total Addressable Market Size
  - **2010: $6,137**
  - **2011: $6,588**
  - **2012: $7,089**
- ***With such a low market share and the huge amount of in-house or service based competition, ACI has a tremendous opportunity for growth.***

Manage for Wholesale Addressable Market



2008—2014 CAGR = 4.4% software, 5.1% services
Market Size ($M's)
$3,982
$1,763
$4,106
$1,790
$4,293
$1,844
$4,604
$1,984
$4,947
$2,141
$5,115
$2,190
$5,358
$2,285
2008
2009
2010
2011
2012
2013
2014

Source: Financial Insights – Worldwide Payments Market Sizing 2009

2008 Market Share – Software Only



FundTech
BankServ
Logica
ACI
Other

Note: Clear2Pay, Dovetail and IBM are the major players in the large group of private and service based competitors.

Source: Financial Insights – Worldwide Payments Market Sizing 2009 & ACI Analysis

80

ACI

81 PRODUCT OVERVIEW

Offerings by Segment 82 82 ACI Worldwide, Inc. Proprietary & Confidential ACI Transaction Banking ACI Money Transfer System (MTS) : A financial payment clearing and routing engine providing for both high value payment processing (SWIFT and RTGS), low value bulk payment processing and a robust messaging platform. ACI Global Trade Services ACI Global Trade Manager (GTM): A back-office that allows banks to process, issue and manage Letter of Credits for their clients ACI Open Account Manager (OAM): A collaborative platform for banks, buyers and sellers to manage their entire trade transaction portfolio.

Competitive Landscape (Selected Players) 83 83 ACI Worldwide, Inc. Proprietary & Confidential Key Messages Competitive landscape is diverse Software market is highly fragmented Large number of smaller regional providers and in-house solutions

Improve Transaction Services for Long-term Health 84 84 Sources: Financial Insights, ACI "For the sake of the long-term health of the business, the cost important strategic responses will focus on clients to minimize churn and win clients away from competitors. These strategies include tailoring solutions to specific client segments, improving the ease of doing business with the bank, and replacing siloed products with integrated solutions." 2010 Top 10 Business Drivers, Strategic Responses, and IT Initiatives in Wholesale Banking January, 2010 Transaction Banking $2.3B 3.77% CAGR Improve customer service by providing an enterprise view to payment information across all types, channels and instruments for customer service representatives and relationship managers. Retain and increase client base with superior service through mobile alerts and actions. Manage risk exposure through improved business activity monitoring and up to the second view of outstanding payments.

Global Market Focus - Money Transfer System Customer Live, in Project, or Country/Region features available Functionality enabled, Country/Region Specific features need developed Will Not Sell in this Market in 2010 85

86 STRATEGY SUMMARY

Market Opportunities 87 87

Getting to Agile Payments - Phase I Capability Solution SEPA Payments Unified Payment View Product Integration Enterprise Banker PRM Architectural & technology progression towards APS Adoption of ACI standard browser framework and user centered design Adoption of unified payment information model Adoption of industry standard rules engine 88

Enhancement of MTS MTS is the foundation for Manage for Wholesale Payments New releases of MTS will provide APS integration with other applications Capability solutions will be created with business services provided by MTS for Manage Party best of breed products under APS infrastructure Road Map to Agile Payments UNIFIED PAYMENT MODEL ENTERPRISE LIQUIDITY CAPABILITY BROWSER FRAMEWORK MTS 4.0 FOUNDATION SEPA PAYMENTS CAPABILITY PHASE 1 PHASE 1 PHASE 1 PHASE 2 PHASE 2 89

Summary

MANAGE



Commercial Procurement Cards
Customer Relation Mgmt.
Core Deposits
Core Lending
Lock Box
Risk
AP/AR Outsource
EIPP
Trade Finance
-2% (Amer)
9% (AP) CAGR
Transaction Banking
4% CAGR
CORE Market / Total Solution
ADJACENT Market / PARTIAL Solution
ADJACENT Market / NO Solution

STRATEGIES

MARKETS	PRODUCTS	TECHNOLOGY
Domestic payments for high value (RTGS) and low value (Bulk/ACH)	Industry leading high value payment solution – ACI Money Transfer System	Resilient and scalable architecture
Cross border payments (international ACH, SWIFT)	Trade finance – ACI Global Trade Manager and Open Account Manager	Support of Unix platforms with relational database
Payment message gateway	Expand capability for trade finance and supply chain finance	Leverage SaaS technologies & best practices

COMPETITIVE OVERVIEW (SELECTED PLAYERS)

Transaction Banking	Trade Finance	EIPP
Fundtech Clear2Pay Dovetail BankServ Logica IBM	Misys Surecomp CSI PrimeReven ue	Ariba Bottomline Tech FundTech Oracle

Data Source: BCG Global Payments database, 2008
Gartner Electronic Invoice Presentment and Payment Vendor Landscape March, 2009
TowerGroup Trends in Regional and Global Trade August, 2008

90

ACI

SECURE SOLUTIONS OVERVIEW DAVID NUSSENBAUM VP & PRODUCT LINE MANAGER

Outline & Agenda Market Overview Market definition Global market overview Market sizing and growth by segment and ACI market share Product Overview ACI financical crimes solution Product value propositions by segment Regional product availability and focus Strategy Summary Global market opportunities & customer stories Roadmap to ACI Agile Payments Solution 92

93 MARKET OVERVIEW

Defining the ACI Secure Market STRATEGIES MARKETS Card Fraud Compliance Loans PRODUCTS PRM- deployed at 150+ institutions, globally TECHNOLOGY Resilient and scalable architecture Enterprise Risk and Opportunity Mgt New ACM and AG offerings APS integration to payments engines and channels Financial Crimes Management COMPETITIVE OVERVIEW (SELECTED PLAYERS) Actimize Financial Crimes Mgmt. Software and Services $1.169B CORE Market / Total Solution ADJACENT Market / PARTIAL Solution ADJACENT Market / NO Solution Data Source: Financial Insights Deposits Cards Norkom FICO 94

Global Market Overview

SECURE

Secure Addressable Market by GEO



Global Software & Services Spend
Market Size ($M's)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2010 2011 2012 2013 2014
$1,169 $1,227 $1,293 $1,354 $1,418
$69 $81 $92 $104 $115
$120 $133 $146 $159 $171
$391 $405 $422 $437 $454
589 607 633 654 678
Rest of World Asia Pacific Europe North America

Source: Financial Insights – Worldwide Payments Market Sizing 2009

Global Market Drivers

- Financial crime continues to increase in frequency and sophistication
- Payments fraud: ATM/debit card , online banking, check, first party, internal fraud and money laundering
- Current economic climate puts pressure on banks to reduce spend and fraud losses
- Financial institutions look for advanced enterprise fraud management platform for future consolidation

Key Messages

- **Escalating, diversifying threats**
- **Consolidation, efficiencies of point solutions**
- **Software, models and professional services**
- **4% - 9% CAGR[1]**

Recent Market Developments

- Actimize acquires Syfact, Fortent (09)
- Nice acquires Actimize (07)
- Norkom acquires Digital Harbor (07)
- IBM acquires Cognos and SPSS, builds China Analytics lab 07-09
- Early adoption of SaaS and mainframe environments for FCM

Sources: 1. Financial Insights and Chartis

95

ACI

Global Market Sizing & ACI Market Share 96 96 ACI Worldwide, Inc. Proprietary & Confidential 2008 FCM Enterprise Platforms Market Share Public and ACI proprietary data

97 PRODUCT OVERVIEW

CHANNELS ACI financial crimes solution 98 ATM / Debit Card Credit Card ACH Wire Online Banking Mobile Banking Checks Branch/Teller EVENT DATA PROACTIVE RISK MANAGER AUTOMATED CASE MANAGEMENT DETECT RESOLVE INTELLIGENCE Score Rule Queue Contact Confirm Block Investigate Mark Deactivate Write Off Notify Document ALLOW ALERT

Enterprise Risk and Opportunity Mgmt. Deposit Account Fraud and AML Card Fraud How we defend attacks on multiple payment silos 99 99

Global Market Focus - Secure Customer Live, in Project, or Country/Region features available Functionality enabled, Country/Region Specific features need developed Will Not Sell in this Market in 2010 100

101 STRATEGY SUMMARY

Market Opportunities and Customer Stories

SECURE

Client	Opportunity	Response
US	*Diversity of attacks*	▸ Enhanced enterprise detection platform for detection and workflow ▸ New Analytic Gateway module for enhanced analytics ▸ Expand existing relationships: Manage new channel risks
CANADA	*Timed, surprise attacks*	▸ Real-time response and scalability of rules ▸ Real-time predictive models ▸ Continued integration with other Agile Payments engines
CHINA	*Complex, subtle attacks*	▸ Partner with modeling expert to compete ▸ Certify additional 3rd party data analytics partners ▸ Analytic Gateway platform facilitates partnerships
MEXICO	*Inefficient workflows*	▸ Broaden ACM functionality to support Agile Payments ▸ Bolster consultancy resource to address BPM opportunity ▸ Migrate Disputes customers to ACM
HOLLAN D	*Global threats*	▸ Transfer ACI payments and fraud knowledge to capabilities ▸ Capability solutions, including business consulting ▸ Develop consultant's toolkit for repeatable rules optimization ▸ Expand AOD offering as part of Agile initiative

102

ACI

Getting to Agile Payments - Phase I Capability Solutions Remote Banking Security and Compliance Consumer Risk and Opportunity Management Corporate Risk and Opportunity Management Product Integration PRM - ACM PRM - BASE24eps-Card Issuer/Acquirer PRM - MTS PRM - Enterprise Banker Architectural & technology progression towards APS ACI On Demand offering SOA enablement 103

Evolution of Secure SOA enablement of existing business processes Adoption and integration of reference architecture Deconstruction of current high value capabilities as services Development of net new services under APS Integration of 3rd party capabilities Road Map to Agile Payments PHASE 1 APS Secure ?Resolve ANALYTIC GATEWAY AUTOMATED CASE MANGEMENT PROACTIVE RISK MANAGER PHASE 1 PHASE 1 APS Secure ?Detect APS Secure ?Assess 104

Summary STRATEGIES MARKETS Card Fraud Compliance Loans PRODUCTS PRM- deployed at 150+ institutions, globally TECHNOLOGY Resilient and scalable architecture Enterprise Risk and Opportunity Mgt New ACM and AG offerings APS integration to payments engines and channels Financial Crimes Management COMPETITIVE OVERVIEW (SELECTED PLAYERS) Actimize Financial Crimes Mgmt. Software and Services $1.169B CORE Market / Total Solution ADJACENT Market / PARTIAL Solution ADJACENT Market / NO Solution Source: Financial Insights Deposits Cards Norkom FICO 105

OPERATE SOLUTIONS OVERVIEW KEN SCUDDER VP & PRODUCT LINE MANAGER

Outline & Agenda Market Overview Market definition Global market overview Product Overview ACI products by segment Competitive landscape Regional product availability and focus Strategy Summary Market strategy Roadmap to ACI Agile Payments Solution Customer success story 107

108 MARKET OVERVIEW

Defining the ACI Operate Market STRATEGIES MARKETS Extend Solutions in Adjacent Markets PRODUCTS Partner with Leading Technology Providers TECHNOLOGY Resilient and Scalable Architecture Deliver Value to Additional Stakeholders Expand with Cross-payment Solutions Multi-platform Reference Architectures Global Reach Payments Market / Total Solution ADJACENT Market / Partial Solution Data Source: IDC, Gartner Group, Forrester Research, Updata, and Financial Insights Bundle with Core Payment Solutions Unified Payment Information Model CORE Operate Market Application Integration & Middleware $15.1B 6.9% CAGR Business Intelligence $8.5B 7.1% CAGR Application Testing $2B 8% CAGR Business Svc. Mgmt. $1.5B 21% CAGR Payments $7.4B 3.6% CAGR

Global Market Overview 110 Payment Integration & Middleware Migration to open-standards reducing costs Complex infrastructures continue to provide integration and connectivity challenges Payment Testing Periodic network mandates and changes create on-going challenge Enterprise application testing solutions not developed for payment specific requirements Payment Service Management BSM driven by major ITSM vendors Need for payment-specific solutions that integrate with enterprise ITSM solutions Payment Intelligence Strong BI advocacy from business-side Payment information in silos Global Market Drivers Key Messages Demand for integrated payment platforms and simplified infrastructure (convergence) Open-standards reducing costs but infrastructures still complex Payment-specific solutions fill gaps left by enterprise solutions Operate Market Share Market Projection More than 50% of Operate market dominated by large vendors with enterprise solutions- IBM, Oracle, HP, CA, and Microsoft Remainder of market highly fragmented with many niche vendors Sources: IDC, Gartner Group, Forrester Research, Updata $540 $524 $538 $568 $595 Source: Financial Insights - Worldwide Payments Market Sizing 2009 Market Size ($M's)

111 PRODUCT OVERVIEW

Offerings by Segment ACI Payment Testing Payments testing solutions encompassing ATM, POS, network interfaces, performance, risk management and network certification ACI Payment Integration & Middleware Data-comms solutions providing a range of communication services to enable message exchange on multiple platforms Multi-platform SSL and application firewall security solutions SOA-enablement and web browser access solutions High-performance electronic-delivery system and processing platform for HP NonStop servers High-availability and disaster recovery solution ACI Payment Service Management Multi-platform event management with proactive monitoring and alerting ACI Payment Intelligence Embedded reporting in core payment applications 112

Competitive Landscape 113 113 Key Messages Large vendors dominate overall market but lack payment specialization Many point solution vendors

Global Market Focus - Operate Customer live, in project, or country/region features available Functionality enabled, country/region specific features may need to developed Will not sell in this market in 2010 114

115 STRATEGY SUMMARY

Market Strategy 116 116

Road Map to Agile Payments PAYMENT INTELLIGENCE (W/ PAYMENT INFO MODEL) APS INFRASTRUCTURE (W/ REFERENCE ARCHITECTURES) PAYMENT SERVICE MANAGEMENT INFRASTRUCTURE & TOOLS PAYMENT TESTING PHASE 1 PHASE 1 PHASE 1 PHASE 2 PHASE 2 Evolution of Operate Infrastructure & Tools provides the basis for evolution Expand strength in retail Payment Testing and simulation to other payments areas Enhance Payment Service Management and extend coverage Launch Payment Intelligence leveraging Payment Information Model Provide common APS Infrastructure with multiple reference architectures 117

118 Operate Customer Success "ACI Worldwide Helps SunTrust Process Growing ATM Transaction Volumes" ACI PRESS RELEASE, JANUARY 6, 2010 ACI Communications Services for Advanced Networking enabled SunTrust to: Align its infrastructure Exceed throughput requirements Reduce response times Lower demand on system resources

Summary STRATEGIES MARKETS Extend Solutions in Adjacent Markets PRODUCTS Partner with Leading Technology Providers TECHNOLOGY Resilient and Scalable Architecture Deliver Value to Additional Stakeholders Expand with Cross-payment Solutions Multi-platform Reference Architectures Global Reach Payments Market / Total Solution ADJACENT Market / Partial Solution Data Source: IDC, Gartner Group, Forrester Research, Updata, and Financial Insights Bundle with Core Payment Solutions Unified Payment Information Model CORE Operate Market Application Integration & Middleware $15.1B 6.9% CAGR Business Intelligence $8.5B 7.1% CAGR Application Testing $2B 8% CAGR Business Svc. Mgmt. $1.5B 21% CAGR Payments $7.4B 3.6% CAGR

ACI AGILE PAYMENTS SOLUTION(tm) LOUIS BLATT, PHD CHIEF PRODUCT OFFICER

MARKET OVERVIEW RALPH DANGELMAIER SENIOR VICE PRESIDENT, ACI GLOBAL MARKETS & SERVICES

ACI Global Markets - Topics Key Points Major Trends by Region Current Market Penetration Go to Market Strategy Recent Key Wins 122

ACI Global Markets - Key Points Continue to see good market opportunity in all geos In an extremely difficult market, Americas sales grew 9.6% and revenue grew 7.0% compound since 2007 >3x market growth Result of strengthening the organization and implementing Best Practices for Sales and Services Next step is to drive the same refinements to EMEA and A/P 123 Solid markets plus better internal processes

124 MAJOR TRENDS BY REGION

Global Market Trends and Drivers Growth in electronic payment transaction volumes Consolidation creates very large scale needs And inefficient platform redundancies Intense focus on fraud and risk management Continued desire to reduce costs and increase productivity Search for new revenue sources Globalization needs 125 Overall market drivers remain positive for ACI

Latin America Economic growth and "banking" of the population Replacing legacy technologies Migration to new versions X-selling risk, wholesale, back office Key Trends by Region 126 North America Continued growth in payment volumes Need for payment silo consolidation Banks "in-sourcing" to leverage their scale Migrating older ACI solutions to newer versions X-sell risk, back office AOD Unique drivers in each market Eastern Europe Economic growth Smaller, but often lucrative markets Regulatory pressures drive need for new platforms Western Europe Consolidation and regulatory pressures Replacing legacy technology X-selling risk, wholesale, back office

Africa Nascent economies, but large opportunity base Entry opportunity for leapfrog technologies (mobile, prepaid) ACI brand and reputation creates opportunities Key Trends by Region 127 Middle East Sophistication and economic growth Replacing legacy technologies X-sell risk wholesale, back office Migrating older ACI solutions to newer versions Unique drivers in each market Japan, Korea Large, sophisticated markets Old underlying technology Clear need for scale Essentially greenfield market for ACI China, India Large and growing markets Limited payments sophistication Nascent opportunity to implement new payment platforms

Internal Drivers Migrations to new solutions versions Phased migration approaches beginning to gain traction Extended support models designed to support customers on older products Better services models Project scoping, rates, processes AOD alternative Getting good traction Alliances IBM - more focus on new business opportunities Expanding formal Alliance base to provide better total solutions for our customers Intense client focus, especially senior-level involvement Key driver for customer loyalty 128

129 CURRENT MARKET PENETRATION - A SNAPSHOT

ACI Market Share 130 9 of the top 10 in Canada 22 of the top 25 in the U.S. 4 of the top 5 in Brazil 4 of the top 10 in Mexico 7 of the top 10 in Saudi Arabia 7 of the top 10 in the U.K. 4 of the top 5 in South Africa 3 of the top 5 in Greece 3 of the top 5 in Netherlands 3 of the top 5 in Australia 4 of the top 10 in Malaysia 7 of the top 10 in India 4 of the top 5 in Indonesia 4 of the top 5 in Thailand BANKING 42 customers in the top 100 world banks Over 140 processors globally PROCESSORS 9 of the top 25 global retailers MERCHANT RETAIL

ACI Market Share 131 BANKING 22 of the top 25 in the U.S. 4 of the top 5 in Brazil 3 of the top 5 in Australia 9 of the top 10 in Canada 7 of the top 10 in Saudi Arabia 4 of the top 10 in Malaysia 42 customers in the top 100 world banks 7 of the top 10 in India 7 of the top 10 in the U.K. 4 of the top 10 in Mexico 4 of the top 5 in Indonesia 4 of the top 5 in Thailand 4 of the top 5 in South Africa 3 of the top 5 in Greece 3 of the top 5 in Netherlands Over 140 processors globally PROCESSORS 9 of the top 25 global retailers MERCHANT RETAIL

132 Sample Customers - Retail Banking Americas Sample Customers - Retail Banking Americas

Sample Customers - Retail Banking - EMEA 133 133 133 133

Sample Customers - Asia Pacific 134 134 134 134 134 (Taishin)

135 Sample Customers - Wholesale Banking Sample Customers - Wholesale Banking

Sample Customers - Fraud Management Solutions 136 136 136

Sample Customers - Retailers 137 137 137 137 137

Markets with the Biggest Opportunity 138 A focused strategy on strategic markets A focus on large and/or high-growth markets United States United Kingdom Canada Japan China Germany Australia France Brazil India Italy Mexico

Brazil Very sophisticated payments market Old underlying platform technology in need of change-out Structural advances (e.g. ATM network sharing) are driving change IBM partnership is key in Brazil Key Growth Markets - Americas 139 United States ACI's largest market Electronic payment volumes continue to grow Consolidation has created many redundant payment platforms As players (banks, retailers, processors) get larger, ACI is more easily differentiated Mexico Consolidating banking market creates redundant payment platforms Underlying technology is old, particularly in wholesale payments and back office ACI has a leadership position in retail payments, and strong on-country infrastructure Canada Very sophisticated payments market Old underlying platform technology in need of change-out, particularly in wholesale payments ACI has a leadership position in retail payments and risk management Significant opportunities, especially in wholesale and back office

United Kingdom Very old underlying platform technology, particularly for wholesale payments and back office Regulatory drivers persist (SEPA, Faster Payments, EMV) ACI has a leadership position in retail payments and risk management Key Growth Markets - EMEA 140 Germany Very old underlying platform technology Large banks mainly on in-house software Mid-tier banks tend to be outsourced SEPA needs create a driver ACI has good base to grow from Italy Large number of banks, rapidly consolidating Old underlying platform technology SEPA needs create a driver ACI has significant recent wins France Sophisticated payments market, one of the first to adopt chip technology Old underlying platform infrastructure SEPA needs create a driver ACI has significant recent wins IBM partnership is key in France Regulatory change and the age of underlying platforms creates opportunities

Japan Very sophisticated payments market Old underlying platforms in need of change-out Japanese banks' international aspirations will lead them to new solutions ACI will need effective partnerships to penetrate the market, including IBM Key Growth Markets - Asia/Pacific 141 China Relatively limited payments sophistication Fragmented, un-connected payments infrastructure ACI will need effective partnerships to penetrate the market ACI has a strong initial position with Fraud and the Essentis acquisition Australia/NZ Commonwealth banking structure results in a few, very large players Sophisticated payments market, but underlying technology is old, particularly in wholesale payments and back office ACI has a leadership position in retail payments and risk management India Relatively limited payments sophistication Many new entrants to the payments market, many of them U.S.-based ACI has strong retail payments client base and new, direct sales approach ACI has significant opportunities across Asia Pacific

142 GO TO MARKET STRATEGY

Sales and Services Best Practices 143 Driving global consistency to facilitate local autonomy Consistent sales processes Consistent and accurate forecasting Fair and equitable pricing Sales Services Consistent project practices and disciplines Consistent management reporting to drive results Focus on billable utilization Project scoping Professional Services rates

Discovery Account Profile Strawman/Strategy ROI Analysis Close 5-Step Sales Process 144 A structured, proven approach

ACI Product Assets – Sample Customer

RETAIL PAYMENTS SOLUTIONS

ENTERPRISE PAYMENTS
- BASE24
- BASE24-eps
- ACI Commerce Gateway
- ACI Retail Commerce Server

PAYMENT SETTLEMENT & ACCOUNT MANAGEMENT
Card Management
- ACI Issuer and ACI Interchange
- ACI Payments Manager
- ACI Smart Chip Manager

Merchant Acquiring
- ACI Acquirer

Payment Clearing & Settlement
- ACI Interchange
- ACI Payments Manager

WHOLESALE PAYMENTS SOLUTIONS

ENTERPRISE PAYMENTS
- ACI Money Transfer System

ONLINE BANKING
- ACI Enterprise Bankers
- ACI Global Banker

TRADE FINANCE
- ACI Global Trade Banker
- ACI Open Account Manager

GLOBAL PAYMENTS PROCESSING
- ACI MTS: RTGS Gateway
- ACI MTS: Bulk Payment
- ACI Payment File Manager

FRAUD & RISK MANAGEMENT SOLUTIONS

FRAUD DETECTION
- ACI Proactive Risk Manager

CASE MANAGEMENT
- ACI Automated Case Management System

COMMON INFRASTRUCTURE & TOOLS

AUTOMATED ENROLLMENTS
- ACI Enterprise Enrollments

WEB SERVICES TOOLS
- ACI Web Access Services

AVTIVITY MONITORING
- ACI Monitoring & Management System (ENGUARD)

TESTING & SIMULATION
- ACI Simulation Services for Enterprise Testing

COMMUNICATIONS
- ACI Network Express
- ACI Comm Services for Advanced Networking
- GoldenGate

145

Global Payment Solutions Strategy

CHANNELS
- Enterprise Banker
- BASE24-eps

RETAIL PAYMENTS SOLUTION
- TokenManagement
- Acquirer
- BASE24-eps
- Issuer
- Interchange
- Payments Manager

Endpoint Devices, Authorization Rules, Routing, etc., Data Management Monitoring, Interchange, Settlement, Reconciliation, Exceptions, Account Mgmt, Card Mgmt (Credit, Debit, Pre-paid), Merchant Mgmt, Fraud Detection, Static Data, Fees

CORE SYSTEMS
- Depository Systems
- CRM
- Mortgage & Loans
- Compliance

NETWORKS
- Global Associations
- Regional Networks

FRAUD & RISK MGMT SOLUTION
- Enterprise Enrollments
- WebAccess Services
- Proactive Risk Manager
- ASSET
- Communication Services

Scoring, Business Rules,
Alert Management, Trend Analysis,
Model Development, Case Management

CHANNELS
- Enterprise Banker

WHOLESALE PAYMENTS SOLUTION
- Money Transfer System

Data Management, Workflow Queues, Routing & Exception Handling Rules, Liquidity, Monitoring, Fraud Detection, Static Data, Fees

CORE SYSTEMS
- Payment Settlements
- Systems of Record

146

“Discovery” - Customer* Current Assets Example


Germany
Inhouse
IBM Sysem z
* Note - fictitious customer
Scandanavia
Outsourced
UK
BASE24
HP Non-stop
Holland
BASE24
HP Non-stop
Canada
BASE24-pos
HP Non-stop
Spain
Outsourced
Japan
Legacy
IBM System z
U.S. West
Outsourced
U.S. East
Legacy Vendor
Sun Solaris
Italy
BASE24
HP Non-Stop
China
Inhouse
Sun Solaris
Mexico
Inhouse
IBM System z
Middle East
BASE24
HP Non-stop
India
Legacy
IBM System z
Brazil
Inhouse
IBM System z
= ACI Solution
= Non-ACI Solution
Argentina
Outsourced
Australia/NZ
Legacy
IBM System z

Multiple redundant platforms leads to excess cost and complexity

147

Clear efficiencies available from regional hub deployment 148 Asia Pacific BASE24-eps PRM, Back Office Latin America BASE24-eps PRM, Back Office "Strawman" - Customer Sample End State North America BASE24-eps PRM, Back Office EMEA BASE24-eps PRM, Back Office Northern Asia BASE24-eps PRM, Back Office

Example Retail Payments Consolidation Opportunities

	Card Products	ATM-Driving	Authorization	Risk	Settlement
Before	Provider A Prepaid Outsourced Provider B Debit Outsourced Provider B Credit Outsourced	Provider E NCR ATMs NDC+	Provider A Prepaid Outsourced Provider B Debit Outsourced Provider B Credit Outsourced Legacy Middleware Non Card Activity System z	Provider D AML Provider A/B Debit and PrePaid Outsourced Provider A Credit Provider G Checks, Kiting	Provider F Debit and PrePaid Outsourced Provider A Credit Outsourced
After	ACI Issuer PrePaid and Debit System z ACI Issuer Credit Card Management System z	BASE24-eps NCR ATMs NDC+ Wincor	BASE24-eps PrePaid Debit and Credit System z	ACI PRM Enterprise System z Provider G Checks, Kiting	Payments Mgr Settlement System z

Detailed customer insight leads to opportunities and ROI

149

Sample ROI Upgrade to BASE24-eps Software & customizations $ 9 M Single ATM message standard $ 8 M Consolidate auth across all channels $ 18 M Bring outsourced processing in-house $ 15 M Consolidate Fraud Detection $ 26 M Consolidate Credit Systems $ 20 M Consolidate Authorization Platforms $ 20 M Consolidate Card Issuing/Settlement Systems $ 50 M Totals / ROI savings $ 166 M 150 Tangible benefits can accrue from platform rationization

Key Benefits to the Customer Reduced overall costs due to the elimination of redundant silos for payments and risk management Increased efficiency through an integrated end-to-end solution Improved time to market for new products and services leveraging next-generation payment technologies Improved revenue opportunities through the provision of fee-based services on a single platform Improved service availability based on ACI's proven capabilities in large-scale, complex environments 151 A highly differentiated value proposition

152 BEST PRACTICES

Sales and Services Best Practices 153 Driving global consistency to facilitate local autonomy Consistent sales processes Consistent and accurate forecasting Fair and equitable pricing Sales Services Consistent project practices and disciplines Consistent management reporting to drive results Focus on billable utilization Project scoping Professional Services rates

Professional Services Improvements Best Practices in Action Americas Services Rates in 2009 Americas PS Bill Rates (average) increased 15% Americas Billable Utilization increased 15% Americas Average Weekly revenue earned increased 20% Projects Significant decline in customer projects at risk Services Best Practices now being implemented in EMEA and A/P 154 Significant improvement in the quality of ACI's services business

155 RECENT KEY WINS

Leading South African Bank Consolidating redundant payment silos on a single enterprise hub Enhancing overall ability to scale and support next-generation ATM's Competitive KO for ACI BASE24-eps on IBM System z Recent Significant Wins 156 Large French Bank New account for ACI in a key market Replacing large legacy ATM system BASE24-eps on IBM System p New account for ACI Leading West Coast FI Consolidating business banking on a single platform Driving efficiency Creating new fee-based services Delivered via ACI On Demand New account for ACI Top 5 U.S. Bank Consolidating enterprise-wide large value payments onto a single platform Creating a platform for international payments Driving efficiency and service levels ACI MTS on IBM System p Diverse customers and solutions

FINANCE UPDATE SCOTT BEHRENS CHIEF FINANCIAL OFFICER

158 158 Calendar Year Revenue Mix 57% 29% 14% 16% 30% 17% 54% 24% 20% 59% 23% 57% 19% 21% 60% $318 $356 $374 $418 $406 $418 - $428

159 CY 2009 Revenue Concentration CY 2009 Revenue Concentration = Revenue from Top 20 Customers = Revenue from All Other Customers Represents Top 20 out of 749 Customers Top 1 3% Top 5 12% Top 10 20% Top 20 30% Not reliant on an individual customer relationship Top 20 individual customers change from year to year due to significant project completion & renewals Top 20% (approximately 150 customers) represent approximately 75% of our total revenues approximately 75% of our total revenues approximately 75% of our total revenues approximately 75% of our total revenues approximately 75% of our total revenues approximately 75% of our total revenues

160 60-Month Backlog Consistent Backlog Growth Year-over-Year Monthly Recurring portion growing at a higher rate Monthly Recurring includes higher margin MLF, Maintenance, and Processing Services Stable Non-Recurring Backlog reflects ability to move projects in to GAAP revenue at the same rate that sales are adding new projects

161 Relative Attrition by Geography and Product 3% Global Attrition, a reduction from 4% in 2008 Relative Attrition by Channel Americas slightly higher than average EMEA and Asia-Pacific slightly lower than average Relative Attrition by Product Retail payment engine products better than the average Wholesale products at the average Fraud / Risk Management slightly worse than average Non-core products / tools worse than average No Single Geography or Product Area is Currently Experiencing Significant Levels of Attrition

162 Operating Income / EBITDA 2007-2010 Operating Income Operating EBITDA Operating EBITDA Operating EBITDA

163 2010 Guidance Revenue Expect revenue growth even as we anticipate fewer term renewals in 2010 where revenue recognition occurs immediately Operating Income Operating income improves from the on-going focus on profitable sales and efficient expense management 15%-20% growth range Implies expense growth of 2%-3.25% or $371- $376 million Operating EBITDA D&A increases from $23.7 million to approximately $26M 123R expected to run approximately the same as 2009 at $7.6 million Operating EBITDA = operating income + Depreciation & Amortization + non- cash compensation

164 Ongoing Margin Improvement Initiatives ACI's profitability is driven by four main sources of revenue: Maintenance, Application, Services and On Demand. Maintenance Reliable & predictable revenue and cash flow stream Higher maintenance pricing on mature + sunset products or move to newer version Application Increase sales to new customers Cross-sell products to existing customers Services Improve utilization Assess bill rates in all regions Reduce time to implement (standard implementation methodology) On Demand Increase sales to new customers (increase volume)

Non-GAAP Financial Measures Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.

Non-GAAP Financial Measures Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Non-GAAP Financial Measures Operating EBITDA is defined as operating income plus depreciation and amortization and non cash compensation. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP. with GAAP.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: The company's Agile Payments Solution strategy, market perception of this strategy and expectations that this strategy will result in a greater number of customer implementations and enhanced financial results; Belief that the company will successfully implement its 5-year strategic plan; Expectations regarding cumulative annual growth rates in industry and geographic markets as such growth rates are forecasted by third parties and/or the company; Expectations regarding the implementation of the company's global product strategies and execution on, and success of, product roadmaps; The company's ability to leverage industry and geographic specific market drivers, key trends and global market opportunities in order to enhance financial results and increase the company's global market share; Belief that the company will successfully leverage its IBM alliance and build other successful partnerships and alliances; Expectations regarding customer migrations, extended support models and ACI On Demand; Expectations regarding the company's key growth markets within the Americas, EMEA and Asia-Pacific; Belief that the company will successfully implement its global go-to-market strategies; Expectations regarding the implementation of best practices for sales and services throughout the Americas, EMEA and Asia-Pacific; The company's 12- and 60-month backlog estimates and the belief that stable, non-recurring backlog reflects the ability to move projects into GAAP revenue at the same rate that sales are adding new projects; Expectations regarding 2010 financial guidance, including GAAP revenue, GAAP operating income, operating EBITDA and assumptions regarding other factors impacting our 2010 financial guidance, including sales, expenses and operating free cash flow; and Expectations regarding the company's ability to execute ongoing margin improvement initiatives. 170

Forward-Looking Statements All of the forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the financial services industry, the accuracy of backlog estimates, the cyclical nature of our revenue and earnings, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain legacy products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our legacy products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward- looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. 171